UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 27, 2003

ENCORE MEDICAL CORPORATION

(Exact name of registrant as specified in charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-26538	65-0572565
(Commission File Number)	(IRS Employer Identification No.)

9800 Metric Blvd., Austin, Texas	78758
(Address of Principal Executive Offices)	(Zip Code)

(512) 832-9500

(Registrant’s telephone

number, including area code)

No Change

(Former Name or Former Address, if Changed Since Last Report)

Item 5 – Other Events and Required FD Disclosure.

On October 27, 2003, Encore Medical Corporation (the “Company”) issued two (2) press releases, entitled “Encore Medical Reports Record Third Quarter Revenue and Operating Income – Sales in All Divisions Increase Over Prior Year Results” and “Encore Medical Corporation Files Equity Offering.” Copies of the Company’s press releases are attached hereto as Exhibits 99.1 and 99.2, and are hereby incorporated by reference.

Item 7 – Financial Statements, Pro Forma Financial Statements and Exhibits

(c) Exhibits:

Exhibit Number	Description
99.1	Press Release dated October 27, 2003.

Item 9 – Regulation FD Disclosure (Item 12 – Results of Operations and Financial Condition)

On October 27, 2003, Encore Medical Corporation (the “Company”) issued a press release reporting its financial results for the quarter ended September 27, 2003. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

In addition to being furnished pursuant to “Item 9. Regulation FD Disclosure” (“Item 9”) of Form 8-K, the information contained in this Form 8-K is being furnished pursuant to “Item 12. Results of Operations and Financial Condition,” under Item 9 of Form 8-K, as directed by the United States Securities and Exchange Commission in Release No. 34-47583.

The information in this Form 8-K and the Exhibit attached hereto shall be deemed “furnished” and not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any Company filing under the Securities Act of 1933, as amended.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENCORE MEDICAL CORPORATION

Date: October 27, 2003	By:	/s/ Harry L. Zimmermann

Harry L. Zimmermann Executive Vice President – General Counsel

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Exhibit Index

Exhibit No.	Description of Exhibit

99.1	Press Release dated October 27, 2003, entitled “Encore Medical Reports Record Third Quarter Revenue and Operating Income – Sales in All Divisions Increase Over Prior Year Results”

99.2	Press Release dated October 27, 2003, entitled “Encore Medical Corporation Files Equity Offering”

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